Exhibit 10.1

ALERISLIFE INC.

SECOND AMENDED AND RESTATED 2014 EQUITY COMPENSATION PLAN

1. PURPOSE

The purpose of this Second Amended and Restated 2014 Equity Compensation Plan (the “Plan”) is to encourage employees, officers, directors and other individuals (whether or not employees) who render services to AlerisLife Inc. (formerly known as Five Star Senior Living Inc.) (the “Company”) and its Subsidiaries (as hereinafter defined), to continue their association with the Company and its Subsidiaries by providing opportunities for them to participate in the ownership of the Company and in its future growth through the granting of options to acquire the Company’s stock (“Options”), stock awards, including stock to be transferred subject to restrictions (“Stock Awards”) and other rights, including Stock Appreciation Rights (as defined in Section 6), to receive compensation in amounts determined by the value of the Company’s stock (“Other Rights”). The term “Subsidiary” as used in the Plan means a corporation or other business entity of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock, in the case of a corporation, or fifty percent or more of the total combined interests by value, in the case of any other type of business entity. The Plan was previously amended and restated on June 9, 2020.

2. ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”) or by the Board itself. The Compensation Committee shall from time to time determine to whom awards shall be granted under the Plan, whether Options granted shall be incentive stock options (“ISOs”) or nonqualified stock options (“NSOs”), the terms of the Options (including vesting provisions) and the number of shares of Common Stock (as hereinafter defined) that may be granted under Options, and the number of shares subject to (and other terms of) Stock Awards or Other Rights. The Compensation Committee shall report to the Board the names of individuals to whom Options, Stock Awards or Other Rights are to be granted, the number of shares covered and the terms and conditions of each grant. The determinations and actions described in this Section 2 and elsewhere in the Plan may be made by the Compensation Committee or by the Board, as the Board shall direct in its discretion, and references in the Plan to the Compensation Committee shall be understood to refer to the Board in any such case. The Compensation Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations of the Plan and of awards granted hereunder shall be subject to the determination of the Compensation Committee in its discretion, which determination shall be final and binding. The Plan is intended to be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 hereof as an ISO to qualify as incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be construed in a manner consistent with that interpretation. For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”), is applicable to the Company, each member of the Compensation Committee shall be a “non-employee director” or the equivalent within the meaning of Rule 16b-3 under the Exchange Act, and shall meet such other requirements as the Board may determine to be necessary or appropriate.

With respect to persons subject to Section 16 of the Exchange Act (“Insiders”), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Compensation Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Compensation Committee.

3. STOCK SUBJECT TO THE PLAN

The total number of shares of capital stock of the Company that may be subject to Options, Stock Awards and Other Rights under the Plan shall be 6,407,259 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), inclusive of shares of Common Stock subject to awards outstanding on the Restatement Effective Date (as defined below). All of the shares of capital stock of the Company available under the Plan may be granted as ISOs. Shares issued under the Plan may be from authorized but unissued shares of Common Stock. The maximum number of shares of Common Stock subject to ISOs that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 100,000 shares. The limits set forth in this Section 3 shall be subject to adjustment in accordance with the provisions of Section 10. Awards (including those issued under the Plan prior to the Restatement Effective Date) that fail to vest or, if applicable, are not fully exercised prior to the award’s expiration or termination shall again become available for grant under the terms of the Plan. Notwithstanding anything to the contrary in this Section, the following shares of Common Stock will not again become available for issuance under the Plan: (A) any shares of Common Stock which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 5(c)(1) or any shares of Common Stock tendered in payment of the exercise price of an Option; (B) any shares of Common Stock withheld by the Company or shares of Common Stock tendered to satisfy any tax withholding obligation with respect to an Award; (C) shares of Common Stock covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in shares of Common Stock upon exercise; or (D) shares of Common Stock that are repurchased by the Company using Option exercise proceeds.

4. ELIGIBILITY

The individuals who shall be eligible to receive Option grants, Stock Awards and Other Rights under the Plan shall be employees, officers, directors and other individuals who render services to the management, operation or development of the Company or a Subsidiary and who have contributed or may be expected to contribute to the success of the Company or a Subsidiary. ISOs shall not be granted to any individual who is not (i) an employee of the Company or (ii) an employee of a Subsidiary who is treated as an employee of the Company for purposes of Section 422 of the Code. The term “Optionee,” as used in the Plan, refers to any individual to whom an Option has been granted.

5. TERMS AND CONDITIONS OF OPTIONS

Every Option shall be evidenced by a written Stock Option Agreement in such form as the Compensation Committee shall approve from time to time, specifying the number of shares of Common Stock that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part, whether the Option is intended to be an ISO or an NSO and such other terms and conditions as the Compensation Committee shall approve, and containing or incorporating by reference the following terms and conditions.

(a) Duration.    Each Option shall expire not later than ten years from its date of grant; provided, however, that no ISO granted to an employee who owns (directly or under the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary shall expire later than five years from its date of grant.

(b) Exercise Price.    The exercise price per share for each Option shall be at least 100 percent of the Fair Market Value (as hereinafter defined) of the shares on the date on which the Compensation Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the price; and provided, further, that the price with respect to an ISO granted to an employee who at the time of grant owns (directly or under the attribution rules of Section 424(d) of the Code) stock representing more than ten percent of the voting power of all classes of stock of the Company or of any Subsidiary shall be at least 110 percent of the Fair Market Value of the shares on the date of grant of the ISO. For purposes of the Plan, the “Fair Market Value” of a share of Common Stock at any particular date shall be determined according to the following rules: (i) if the Common Stock is not at the time listed or admitted to trading on a stock exchange, the Fair Market Value shall be the closing price of the Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market, including any market that is outside of the United States; provided, however, that if the price of the Common Stock is not so reported, the Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm’s length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Common Stock is at the time listed or admitted to trading on any stock exchange, including any market that is outside of the United States, then the Fair Market Value shall be the closing sale price of the Common Stock on the date in question on the principal exchange on which the Common Stock is then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange, then the most recent previous reported closing sale price of the Common Stock (or, in the Board’s discretion, the reported closing asked price) of the Common Stock on such date on the principal exchange shall be determinative of Fair Market Value. Without limitation of the authority of the Compensation Committee under Section 10 hereof, unless approved by the Company’s stockholders, no Option shall be settled, canceled, forfeited, exchanged or surrendered in exchange or otherwise in consideration for either (A) a new Option or SAR (as defined below) with an exercise price that is less than that of such settled, canceled, forfeited, exchanged or surrendered Option (B) a Stock Award or Other Right with an intrinsic value at issuance in an amount greater than the excess of the Fair Market Value of the Common Stock over the exercise price per share applicable to the Option or (C) in exchange for a payment in cash in an amount greater than the excess of the Fair Market Value of the Common Stock over the exercise price per share applicable to the Option.

(c) Method of Exercise.    To the extent that it has become exercisable under the terms of the Stock Option Agreement, an Option may be exercised from time to time by notice acceptable to the Chief Executive Officer of the Company, or his or her delegate, stating the number of shares with respect to which the Option is being exercised and accompanied by payment of the exercise price (and any applicable withholding tax) in cash or check payable to the Company or, if the Stock Option Agreement so provides, other payment or deemed payment described in this Section 5(c). Such notice shall be delivered in person to the Chief Executive Officer of the Company, or his or her delegate, or shall be sent by registered mail, return receipt requested, to the Chief Executive Officer of the Company, or his or her delegate, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

Alternatively, payment of the exercise price may be made:

(1) In whole or in part in shares of Common Stock already owned by the Optionee or to be received upon exercise of the Option; provided, however, that such shares are fully vested and free of all liens, claims and encumbrances of any kind; and provided, further, that the Optionee may not make payment in shares of Common Stock that he, she or they acquired upon the earlier exercise of any ISO (or other “incentive stock option”), unless he, she or they has held the shares for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment is made in whole or in part in shares of Common Stock, then, in the case of certificated shares, the Optionee shall deliver to the Company stock certificates registered in his or her name representing a number of shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery that is not greater than the exercise price, such stock certificates to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the shares represented by such stock certificates. The Compensation Committee may approve comparable procedures to those set forth in the preceding sentence in the event of shares held in book-entry form. If the exercise price exceeds the Fair Market Value of the shares for which stock certificates are delivered, the Optionee shall also deliver cash or a check payable to the order of the Company in an amount equal to the amount of that excess or, if the Stock Option Agreement so provides, his or her promissory note as described in paragraph (2) of this Section 5(c); or

(2) To the extent permitted under applicable law, by payment in cash of the par value of the Common Stock to be acquired and by payment of the balance of the exercise price in whole or in part by delivery of the Optionee’s recourse promissory note, in a form specified by the Company, secured by the Common Stock acquired upon exercise of the Option and such other security as the Compensation Committee may require.

In the case of an exercise pursuant to clause (1) or (2) above, the Company may require the Optionee to pay to the Company in cash or by check, the amount of any withholding tax due in connection with the exercise. At the time specified in an Optionee’s notice of exercise, the Company shall, without issue or transfer tax to the Optionee, in the discretion of the Company, either (A) register the Optionee’s ownership of such shares in book-entry form or (B) deliver to him, her or them at the main office of the Company, or such other place as shall be mutually acceptable, a stock certificate for the shares as to which his or her Option is exercised. If the Optionee fails to pay for or to accept delivery of all or any part of the number of shares specified in his or her notice upon tender of delivery thereof, his or her right to exercise the Option with respect to those shares shall be terminated, unless the Company otherwise agrees.

(d) Exercisability.    An Option may be exercised so long as it is outstanding from time to time in whole or in part, to the extent and subject to the terms and conditions that the Compensation Committee in its discretion may provide in the Stock Option Agreement. Such terms and conditions shall include provisions for exercise within twelve (12) months after his or her death or disability (within the meaning of Section 22(e)(3)) of the Code, provided that no Option shall be exercisable after the expiration of the maximum term of the Option. Except as the Compensation Committee in its discretion may otherwise provide in the Stock Option Agreement, an Option shall cease to be exercisable upon the expiration of ninety (90) days following the termination of the Optionee’s employment with, or his or her other provision of services to, the Company or a subsidiary, subject to the expiration of the maximum term of the Option and Section 10 hereof.

(e) Notice of ISO Stock Disposition.    The Optionee must notify the Company promptly in the event that he, she or they sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an ISO before the later of (i) the second anniversary of the date of grant of the ISO and (ii) the first anniversary of the date the shares were issued upon his or her exercise of the ISO.

(f) No Rights as Stockholder.    An Optionee shall have no rights as a stockholder with respect to any shares covered by an Option until the date of either registration of the Optionee’s ownership of such shares in book-entry form or the issuance of a stock certificate to him, her or them for the shares. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the stock certificate is issued (or ownership is registered by book-entry), other than as required or permitted pursuant to Section 10.

(g) Transferability of Options.    Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Optionee, except that the Compensation Committee may specify in a Stock Option Agreement that pertains to an NSO that the Optionee may transfer such NSO to a member of the Immediate Family of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee’s Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee’s Immediate Family. “Immediate Family” shall mean, with respect to any Optionee, such Optionee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

6. STOCK APPRECIATION RIGHTS

The Committee may grant Stock Appreciation Rights (“SARs”) in respect of such number of Common Stock subject to the Plan as it shall determine, in its discretion, and may grant SARs either separately or in connection with Options, as described in the following sentence. A SAR granted in connection with an Option may be exercised only to the extent of the surrender of the related Option, and to the extent of the exercise of the related Option the SAR shall terminate. Common Stock covered by an Option that terminates upon the exercise of a related SAR shall cease to be available under the Plan. The terms and conditions of a SAR related to an Option shall be contained in the Stock Option Agreement, and the terms of a SAR not related to any Option shall be contained in a SAR Agreement. The base value per share for share subject to a SAR shall be at least 100 percent of the Fair Market Value of the shares on the date on which the Compensation Committee awards the SAR. Without limitation of the authority of the Compensation Committee under Section 10 hereof, unless approved by the Company’s stockholders, no SAR shall be settled, canceled, forfeited, exchanged or surrendered in exchange or otherwise in consideration for (A) a new SAR or Option with a base value per share or exercise price that is less than that of such settled, canceled, forfeited, exchanged or surrendered SAR, (B) a Stock Award or Other Right with an intrinsic value at issuance in an amount greater than the excess of the Fair Market Value of the Common Stock over the exercise price per share applicable to the Option or (C) in exchange for a payment in cash in an amount greater than the excess of the Fair Market Value of the Common Stock over the base value per share applicable to the SAR. Upon exercise of a SAR, the Optionee shall be entitled to receive from the Company an amount equal to the excess of the Fair Market Value, on the exercise date, of the number of shares of Common Stock as to which the SAR is exercised, over the exercise price for those shares under a related Option or, if there is no related Option, over the base value stated in the SAR Agreement. Any amount payable by the Company upon exercise of a SAR shall be paid in the form of cash or other property (including Common Stock), as provided in the Stock Option Agreement or SAR Agreement governing the SAR.

7. STOCK AWARDS

The Compensation Committee may grant or award Stock Awards in respect of such number of shares of Common Stock, and subject to such terms or conditions (if any), as it shall determine and specify in a Stock Award Agreement, and may award shares of Common Stock which are not subject to vesting or forfeiture conditions. The Compensation Committee may provide in a Stock Option Agreement for an Option to be exercisable for Common Stock subject to forfeiture conditions and restrictions on transfer (“Restricted Stock”).

A holder of Restricted Stock shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends, unless the Compensation Committee shall otherwise determine. Unless a grantee’s Restricted Stock Agreement provides to the contrary, unvested shares of Restricted Stock granted under the Plan shall not be transferred without the written consent of the Compensation Committee. In addition, at the time of termination for any reason of a grantee’s employment or other service relationship with the Company or a Subsidiary, the Company shall have the right, in the case of unvested Restricted Stock, (1) to cause the forfeiture of such shares of Restricted Stock for no consideration (2) to purchase all or any of such shares of Restricted Stock at a price equal to the lower of (a) the price paid to the Company for such shares of Restricted Stock or (b) the Fair Market Value of such shares of Restricted Stock at the time of repurchase, (3) to waive vesting requirements, (4) to permit continued vesting based on such criteria as the Compensation Committee shall determine or (5) to provide for such other treatment as the Compensation Committee shall determine and set forth in the applicable agreement. Nothing in the Plan shall be construed to give any person the right to require the Company to purchase any Common Stock granted as Restricted Stock.

Certificates representing Restricted Stock shall be imprinted with a legend to the effect that the shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the Restricted Stock Agreement. If shares of Restricted Stock are held in book entry form, statements evidencing those shares shall include a similar legend. If the Compensation Committee so determines, the holder of Restricted Stock may be required to deposit certificates representing the Restricted Stock with the President, Treasurer, Secretary or other officer of the Company or with an escrow agent designated by the Compensation Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank.

8. METHOD OF GRANTING OPTIONS, STOCK AWARDS AND OTHER RIGHTS

The grant of Options, Stock Awards and Other Rights shall be made by action of the Compensation Committee; provided, however, that if an individual to whom a grant has been made fails to execute and deliver to the Compensation Committee a Stock Option Agreement, Stock Award Agreement or agreement with respect to an Other Award within thirty days after it is submitted to him, the Option, Stock Award or Other Award granted under the agreement shall be voidable by the Company at its election, without further notice to the grantee. No agreement is required to be executed in respect of awards of vested shares of Common Stock.

9. REQUIREMENTS OF LAW

The Company shall not be required to transfer Common Stock or to sell or issue any shares upon the exercise of any Option or SAR or Other Award if the issuance of such shares will result in a violation by the recipient or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended from time to time (the “Securities Act”), the Company shall not be required to issue shares unless the Compensation Committee has received evidence satisfactory to it to the effect that the holder of the Restricted Stock or the Option or SAR or Other Award will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that registration is not required. Any determination in this connection by the Compensation Committee shall be conclusive. The Company shall not be obligated to take any other affirmative action in order to cause the transfer of Common Stock to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable state securities laws.

10. CHANGES IN CAPITAL STRUCTURE

In the event that the outstanding shares of Common Stock are hereafter changed for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities or in the event of a similar corporate event, a corresponding adjustment shall be made by the Compensation Committee in the number and kind of shares or other securities covered by outstanding Options, Stock Awards and Other Rights and for which Options, Stock Awards and Other Rights may be granted under the Plan. Any such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of the Option, but the price per share specified in each Stock Option Agreement shall be correspondingly adjusted; provided, however, that no adjustment shall be made with respect to an ISO that would constitute a modification as defined in Section 424 of the Code without the consent of the holder. Any such adjustment made by the Compensation Committee shall be conclusive and binding upon all affected persons, including the Company and all award recipients.

If while unexercised Options remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of common stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

Except as otherwise provided in the preceding paragraph, if the Company or a subsidiary is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised awards remain outstanding under the Plan, or if other circumstances occur in which the Compensation Committee in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an “Applicable Event”), then: (a) in the discretion of the Compensation Committee, each holder of an outstanding award under the plan shall be entitled, upon exercise or vesting of the award (as applicable), to receive in lieu of shares of Common Stock, such stock or other securities or property as he, she or they would have received had he, she or they exercised or upon vesting in the award immediately prior to the Applicable Event; or (b) the Compensation Committee may, in its sole and absolute discretion, cancel all outstanding and unexercised awards as of the effective date of any such Applicable Event; or (c) the Compensation Committee may, in its sole discretion, convert some or all awards under the Plan into awards to purchase (or with respect to) the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (d) the Compensation Committee may, in its sole and absolute discretion, cause the outstanding and unexercised awards to be cancelled in exchange for a payment in cash equal to the value (if any) of the shares subject to such award (less any applicable exercise or base price), pursuant to an Applicable Event; provided, however, that notice of any cancellation pursuant to clause (b) above shall be given to each holder of an Option or SAR not less than thirty days preceding the effective date of such Applicable Event. The Compensation Committee may, in its sole discretion, provide for a combination of the foregoing treatments and/or for different treatment hereunder of different awards and there is no requirement for all awards of the same type to receive the same treatment hereunder. Notwithstanding the foregoing, immediately upon the occurrence of a “Change in Control” or “Termination Event” (as each is defined on Exhibit A hereto) all awards issued and outstanding under the Plan shall become fully vested and exercisable (as the case may be), whether or not the holder of the award experiences a termination of employment or service in connection with the Change in Control.

Except as expressly provided to the contrary in this Section 10 or as otherwise determined by the Compensation Committee, the issuance by the Company of shares of stock of any class for cash or property or for services, either upon direct sale, upon the exercise of rights or warrants, upon conversion of shares or obligations of the Company convertible into such shares or other securities or otherwise, shall not affect the number, class or price of shares of Common Stock then subject to outstanding Options, Stock Awards or Other Rights.

11. FORFEITURE FOR DISHONESTY, VIOLATION OF AGREEMENTS OR TERMINATION FOR CAUSE

Notwithstanding any provision of the Plan to the contrary, if the Compensation Committee determines, after full consideration of the facts, that:

(a) the Optionee (or holder of a Stock Award or Other Right) has been engaged in fraud, embezzlement or theft in the course of his or her employment by or involvement with the Company or a Subsidiary, has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or has been convicted of a felony, or crime involving moral turpitude or any other crime which reflects negatively upon the Company; or

(b) the Optionee (or holder of a Stock Award or Other Right) has violated the terms of any employment, noncompetition, nonsolicitation, confidentiality, nondisclosure or other similar agreement with the Company to which he, she or they is a party; or

(c) the employment or involvement with the Company or a Subsidiary of the Optionee (or holder of a Stock Award or Other Right) was terminated for “cause,” as defined in any employment agreement with the Optionee (or holder of a Stock Award or Other Right), if applicable, or if there is no such agreement, as determined by the Compensation Committee, which may determine that “cause” includes among other matters the willful failure or refusal of the Optionee (or holder of a Stock Award or Other Right) to perform and carry out his or her assigned duties and responsibilities diligently and in a manner satisfactory to the Compensation Committee;

then the recipient’s right to exercise an Option or SAR shall terminate as of the date of such act (in the case of (a) or (b)) or such termination (in the case of (c)), the recipient shall forfeit all unexercised Options and SARs (or the holder shall forfeit all Other Rights) and the Company shall have the right to repurchase all or any part of the shares of Common Stock acquired by the recipient upon any previous exercise of any Option or SAR (or any previous acquisition by the holder of a Stock Award, whether then vested or unvested), at a price equal to the lower of (a) the amount paid to the Company upon such exercise or acquisition, or (b) the Fair Market Value of such shares at the time of repurchase. If an Optionee or holder of a SAR whose behavior the Company asserts falls within the provisions of the clauses above has exercised or attempts to exercise an Option or SAR prior to consideration of the application of this Section 11 or prior to a decision of the Compensation Committee, the Company shall not be required to recognize such exercise until the Compensation Committee has made its decision and, in the event any exercise shall have taken place, it shall be of no force and effect (and shall be void ab initio) if the Compensation Committee makes an adverse determination; provided, however, that if the Compensation Committee finds in favor of the recipient then the recipient will be deemed to have exercised the Option or SAR as of the date he, she or they originally gave notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Compensation Committee as to the cause of an Optionee’s (or holder of a Stock Award or Other Right) discharge and the damage done to the Company shall be final, binding and conclusive. No decision of the Compensation Committee, however, shall affect in any manner the finality of the discharge of such Optionee (or holder of a Stock Award or Other Right) by the Company. For purposes of this Section 11, reference to the Company shall include any Subsidiary. Notwithstanding anything herein to the contrary, the Compensation Committee may provide, either in an award agreement or separately, that the provisions of this Section 11 shall not apply following a change in control of the Company (as defined by the Compensation Committee).

12. MISCELLANEOUS

(a) No Guarantee of Employment or Other Service Relationship.    Neither the Plan nor any Stock Option Agreement, Stock Award Agreement or agreement with respect to an Other Award shall give an employee the right to continue in the employment of the Company or a Subsidiary or give the Company or a Subsidiary the right to require an employee to continue in employment.

Neither the Plan nor any Stock Option Agreement, Stock Award Agreement or agreement with respect to an Other Award shall give a director or other service provider the right to continue to perform services for the Company or a Subsidiary or give the Company or a Subsidiary the right to require the director or service provider to continue to perform services.

(b) Tax Withholding.    To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a recipient by reason of the exercise or vesting of an Option or Stock Award, or payments with respect to Other Rights, and, as a condition to the receipt of any Option, Stock Award or Other Right the Optionee agrees that if the amount payable to him, her or them by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he, she or they shall, upon the request of the Company, pay the Company an amount sufficient to satisfy its tax withholding obligations.

Without limiting the foregoing, the Compensation Committee may in its discretion permit any Optionee’s (or holder of a Stock Award or Other Right) withholding obligation to be paid in whole or in part in the form of shares of Common Stock by withholding from the shares to be issued or by accepting delivery from the Optionee (or holder of a Stock Award or Other Right) of shares already owned by him. The Fair Market Value of the shares for such purposes shall be determined as set forth in Section 5(b). An Optionee (or holder of a Stock Award or Other Right) may not make any such payment in the form of shares of Common Stock acquired upon the exercise of an ISO until the shares have been held by him, her or them for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If payment of withholding taxes is made in whole or in part in shares of Common Stock, the Optionee (or holder of a Stock Award or Other Right) shall deliver to the Company stock certificates registered in his or her name representing shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such stock certificates. The Compensation Committee may approve comparable procedures to those set forth in the preceding sentence in the event of shares held in book-entry form. If the Optionee (or holder of a Stock Award or Other Right) is subject to Section 16(a) of the Exchange Act, his or her ability to pay his or her withholding obligation in the form of shares of Common Stock shall be subject to such additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.

(c) Use of Proceeds.    The proceeds from the issuance of shares pursuant to the exercise of Options shall constitute general funds of the Company.

(d) Certain Vesting Rules.    Notwithstanding anything in the Plan to the contrary, the Compensation Committee shall have the authority to (1) grant awards hereunder to members of the Board that are, to the extent determined by the Compensation Committee, vested upon grant and (2) accelerate awards upon a termination of a participant’s employment or service (which the Compensation Committee may do in its discretion); any such acceleration provisions may be (but are not required to be) set forth in an award agreement (which may, without limitation, provide for accelerated vesting upon the death of a participant or upon a change in control or similar event).

Unless otherwise determined by the Compensation Committee in its discretion, (1) if the vesting condition for any award made to a participant who is an employee of the Company or a Subsidiary is based solely upon continued employment for a period of time, such vesting period shall not be less than 36 months for the vesting of the entire Award (provided that ratable portions of each such award may vest periodically during such 36 month period, including as of the date of grant), (2) if the vesting condition for any award made to a participant who is not an employee of the Company or a Subsidiary is based solely upon continued service for a period of time, such vesting period shall not be less than 12 months for the vesting of the entire award and (3) if the vesting of an award is based upon the attainment of performance criteria, the minimum performance period for such award shall be 12 months. The minimum vesting requirement set forth in the preceding sentence shall not apply to awards under the Plan to members of the Board in respect of Board service. The provisions of this Section 12 shall not be construed to limit the provisions of Section 10.

(e) Construction.    The singular shall include the plural and the plural the singular unless the context otherwise requires. The titles of the sections of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. Any reference herein to a statutory or regulatory provision includes the provision as amended, supplemented, or replaced.

(f) Governing Law.    This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to the principles of conflict of laws.

13. EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF PLAN

The Plan was originally effective as of the date of the Company’s 2014 Annual Meeting of Stockholders, and the effective date of this amendment and restatement of the Plan shall be the date of the Company’s 2022 Annual Meeting of Stockholders (the “Restatement Effective Date”) subject to approval by the holders of a majority of the outstanding shares of capital stock present, or represented, and entitled to vote thereon (voting as a single class) at a duly held meeting of the stockholders of the Company. Awards of Options, Other Rights or Stock Awards that are conditioned upon the approval of the Plan by the stockholders may be granted prior to approval. The Compensation Committee may grant Options, Stock Awards or Other Rights under the Plan from time to time until the close of business on the tenth anniversary of the Restatement Effective Date. The Board may at any time amend the Plan; provided, however, that without approval of the Company’s stockholders there shall be no: (a) change in the number of shares of Common Stock that may be issued under the Plan, except by operation of the provisions of Section 10, either to any one participant or in the aggregate; (b) change in the class of persons eligible to receive Options, Stock Award or Other Rights; or (c) other change in the Plan that requires stockholder approval under applicable law. No amendment shall adversely affect outstanding Options (or Stock Awards or Other Rights) without the consent of the Optionee (or holder of the Stock Award or Other Right). The Plan may be terminated at any time by action of the Board, but any such termination will not terminate any Option, Stock Award or Other Right then outstanding without the consent of the Optionee or the holder of such Stock Award or Other Right.